 Exhibit 99.1

NEWS RELEASE

NOVAGOLD PROVIDES UPDATE ON DONLIN GOLD INFRASTRUCTURE AND ENERGY SUPPLY WITH INITIAL GLENFARNE LETTER OF INTENT

January 8, 2026 – Vancouver, British Columbia – NOVAGOLD RESOURCES INC. (“NOVAGOLD” or the “Company”) (NYSE American, TSX: NG) announces that Donlin Gold LLC (“Donlin Gold”), which is owned 60% by NOVAGOLD and 40% by Paulson Advisers LLC (“Paulson”), and Glenfarne Alaska LNG, LLC (“Glenfarne”), majority owner and developer of the Alaska LNG Project (“Alaska LNG”), signed a non-binding Letter of Intent (LOI) for natural gas supply from the Alaska LNG Pipeline and the development of the infrastructure needed to deliver the gas and power the proposed mine.

Under the LOI, Glenfarne and Donlin Gold will continue to evaluate ways to formalize a potential natural gas sales agreement for up to 50 million cubic feet of natural gas per day and cooperate on the most effective method for development and construction of the Donlin Gold natural gas pipeline. The pipeline extends from Southcentral Alaska to the Donlin Gold project in Southwest Alaska and will feed a power plant to supply electricity to the proposed mine.

“A reliable, secure supply of economic natural gas from Alaska LNG has the potential to substantially enhance our ability to unlock value and upside potential in Donlin Gold,” said John Paulson, President of Paulson. “Glenfarne’s global energy experience is well-suited to provide a long-term turnkey energy solution that helps advance this opportunity.”

“Powering Donlin Gold with natural gas from Alaska LNG could offer major advantages for the proposed mine and the Southwestern Alaska region by harnessing the strategic potential of such an important gold endowment for the industry and the United States,” said Greg Lang, NOVAGOLD’s President and CEO. “Aligning Alaska LNG and Donlin Gold’s pipeline schedules could reduce fuel costs, optimize transportation and logistics, streamline material procurement, and leverage shared expertise to lower overall project expenses.”

“Alaska LNG offers abundant low-cost natural gas that will enhance the economics and facilitate development of energy-intensive mining projects in Alaska,” said Glenfarne Alaska LNG President Adam Prestidge. “We have great confidence in the future success of Donlin Gold following the significant investment by Paulson. Adding a foundational customer like Donlin Gold, one of the largest known undeveloped gold deposits in the world, Alaska LNG provides significant volume discount benefits that will result in lower energy costs for Alaska consumers. As we continue to add more pipeline customers, the cost of gas for Alaskans will continue to go down.”

Donlin Gold Natural Gas Pipeline & Permitting

As per the 2021 Technical Report (as defined below) and the S-K 1300 Technical Report Summary (as defined below), Donlin Gold envisions a buried, 316-mile natural gas pipeline from an existing 20-inch natural gas pipeline near Beluga, Alaska to the Donlin Gold mine site to supply reliable, lower-carbon emitting, energy for mining operations. Key federal and state permits for the pipeline route have been issued. Recently the State of Alaska Supreme Court upheld the Alaska Department Natural Resources issuance of the pipeline right-of-way lease. Supplemental environmental review is ongoing under the Fixing America’s Transportation Act (“FAST-41”) program, coordinated by the Federal Permitting Improvement Steering Council, with the U.S. Army Corps of Engineers leading a court-directed Supplemental Environmental Impact Statement.

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Donlin Gold Bankable Feasibility Study Update

Donlin Gold continues to advance the selection of a prime contractor for the Bankable Feasibility Study (BFS), having received proposals from leading engineering firms with the expertise required to design what is expected to be the largest single gold mine in the United States. A prime contractor is expected to be selected in the first quarter of 2026. In parallel, requests for proposals have been issued for specialist contractors covering the power plant, pipeline, and pressure oxidation and oxygen plant scopes of work, which will be incorporated into the BFS. Upon completion of the contractor selection process, a detailed timeline and budget for completion of the BFS will be established. Final construction approvals remain subject to completion of the environmental review, permitting, and the BFS.

About NOVAGOLD

NOVAGOLD is a well-financed precious metals company focused on the development of the Donlin Gold project in Alaska, one of the safest mining jurisdictions in the world. With approximately 39 million ounces of gold in the Measured and Indicated Mineral Resource categories (541 million tonnes at an average grade of approximately 2.24 grams per tonne, in the Measured and Indicated Mineral Resource categories on a 100% basis)1, inclusive of Proven and Probable Mineral Reserves, the Donlin Gold project is regarded to be one of the largest, highest-grade, and most prospective known open-pit gold deposits in the world. According to the 2021 Technical Report and the S-K 1300 Technical Report Summary, the Donlin Gold project is expected to produce an average of more than one million ounces per year over a 27-year mine life on a 100% basis once in production.

About Paulson

Paulson is a private global investment management advisory firm based in Palm Beach, Florida.  Through its affiliates, Paulson owns 100% of Donlin Gold Holdings, which owns a 40% stake in Donlin Gold.  Paulson, together with NOVAGOLD, owns 100% of Donlin Gold and shares equal voting and operating control with NOVAGOLD through its operating agreement.

NOVAGOLD Contacts:

Mélanie Hennessey

Vice President, Corporate Communications

Frank Gagnon

Manager, Investor Relations

604-669-6227 or 1-866-669-6227

info@novagold.com

www.novagold.com

___________________________________________

1 Donlin Gold data as per report titled “NI 43-101 Technical Report on the Donlin Gold Project, Alaska, USA” with an effective date of June 1, 2021 (the “2021 Technical Report”) and the report titled “S-K 1300 Technical Report Summary on the Donlin Gold Project, Alaska, USA” (the “S-K 1300 Technical Report Summary”) dated November 30, 2021. Donlin Gold possesses Measured Resources of approximately 8 Mt grading 2.52 g/t and Indicated Resources of approximately 534 Mt grading 2.24 g/t, each on a 100% basis and inclusive of Mineral Reserves, of which approximately 5 Mt of Measured Resources and approximately 320 Mt of Indicated Resources inclusive of Reserves is currently attributable to NOVAGOLD through its 60% ownership interest in Donlin Gold LLC. Exclusive of Mineral Reserves, Donlin Gold possesses Measured Resources of approximately 0.9 Mt grading 2.23 g/t and Indicated Resources of approximately 69 Mt grading 2.44 g/t, of which approximately 0.5 Mt of Measured Resources and approximately 42 Mt of Indicated Resources exclusive of Mineral Reserves is currently attributable to NOVAGOLD. Donlin Gold possesses Proven Reserves of approximately 8 Mt grading 2.32 g/t and Probable Reserves of approximately 497 Mt grading 2.08 g/t, each on a 100% basis, of which approximately 5 Mt of Proven Reserves and approximately 298 Mt of Probable Reserves is attributable to NOVAGOLD. Mineral Reserves and Resources have been estimated in accordance with NI 43-101 and S-K 1300.

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Cautionary Note Regarding Forward-Looking Statements

This media release includes certain “forward-looking information” and “forward-looking statements” (collectively “forward-looking statements”) within the meaning of applicable securities legislation, including the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are frequently, but not always, identified by words such as “expects”, “continue”, “ongoing”, “anticipates”, “believes”, “intends”, “estimates”, “potential”, “possible”, and similar expressions, or statements that events, conditions, or results “will”, “may”, “could”, “would” or “should” occur or be achieved. Forward-looking statements contained in this media release are based on a number of material assumptions, including but not limited to the following, which could prove to be significantly incorrect: our ability to achieve production at Donlin Gold; the cost estimates and assumptions contained in the 2021 Technical Report and the S-K 1300 Technical Report Summary; estimated metal pricing, metallurgy, mineability, marketability and operating and capital costs, together with other assumptions underlying our resource and reserve estimates; our expected ability to develop adequate infrastructure and that the cost of doing so will be reasonable; assumptions that all necessary permits and governmental approvals will be obtained and the timing of such approvals; assumptions made in the interpretation of drill results, the geology, grade and continuity of our mineral deposits; our expectations regarding demand for equipment, skilled labor and services needed for exploration and development of mineral properties; our ability to improve our ESG initiatives and goals; and that our activities will not be adversely disrupted or impeded by development, operating or regulatory risks. Forward-looking statements are necessarily based on several opinions, estimates and assumptions that management of NOVAGOLD considered appropriate and reasonable as of the date such statements are made, are subject to known and unknown risks, uncertainties, assumptions, and other factors that may cause the actual results, activity, performance, or achievements to be materially different from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, included herein are forward-looking statements. These forward-looking statements include statements regarding the ability to finalize a potential natural gas sales agreement between Donlin Gold and Glenfarne; the potential development and construction of a natural gas pipeline from Southcentral Alaska to the Donlin Gold project in Southwestern Alaska and a power plant to supply electricity to the proposed mine; the anticipated benefits of supplying natural gas to the Donlin Gold project; anticipated plans for and the estimated timing of the BFS; our goals and planned activities for 2026; the potential development and construction of the Donlin Gold project; the timing and ability for the Donlin Gold project to hit critical milestones; Donlin Gold’s continued support for the state and federal permitting process and the expected benefits of the FAST-41 program; expected alignment with the Alaska LNG Project; the ability for the Donlin Gold development project to hit the anticipated projections; perceived merit of properties; mineral reserve and mineral resource estimates; plans to continue to advance the Donlin Gold project safely, responsibly and to sustainably generate value for our stakeholders; continued cooperation between the owners of Donlin Gold to advance the project; the Company’s ability to deliver on its strategy with the Donlin Gold project, increasing the value of the project; the success of the strategic mine plan for the Donlin Gold project; the success of the Donlin Gold community relations plan; the anticipated outcome of exploration drilling at the Donlin Gold project and the timing thereof; and the completion of test work and modeling and the timing thereof, including expected production and mine life. In addition, any statement that refers to expectations, intentions, projections or other characterizations of future events or circumstances are forward-looking statements. Forward-looking statements are not historical facts but instead represent the expectations of NOVAGOLD management’s estimates and projections regarding future events or circumstances on the date the statements are made. Important factors that could cause actual results to differ materially from expectations include the need to obtain additional permits and governmental approvals; the timing and likelihood of obtaining and maintaining permits necessary to construct and operate; the need for additional financing to complete an updated feasibility study and to explore and develop properties; availability of financing in the debt and capital markets; disease pandemics; uncertainties involved in the interpretation of drill results and geological tests and the estimation of reserves and resources; changes in mineral production performance, exploitation and exploration successes; changes in national and local government legislation, taxation, controls or regulations and/or changes in the administration of laws, policies and practices, expropriation or nationalization of property and political or economic developments in the United States or Canada; the need for continued cooperation between the owners of Donlin Gold LLC to advance the project; the need for cooperation of government agencies and Native groups in the development and operation of properties; risks of construction and mining projects such as accidents, equipment breakdowns, bad weather, non-compliance with environmental and permit requirements, unanticipated variation in geological structures, ore grades or recovery rates; unexpected cost increases, which could include significant increases in estimated capital and operating costs; fluctuations in metal prices and currency exchange rates; whether or when a positive construction decision will be made regarding the Donlin Gold project; and other risks and uncertainties disclosed in NOVAGOLD’s most recent reports on Forms 10-K and 10-Q, particularly the “Risk Factors” sections of those reports and other documents filed by NOVAGOLD with applicable securities regulatory authorities from time to time. Copies of these filings may be obtained by visiting NOVAGOLD’s website at www.novagold.com, or the SEC’s website at www.sec.gov, or on SEDAR+ at www.sedarplus.ca. The forward-looking statements contained herein reflect the beliefs, opinions and projections of NOVAGOLD on the date the statements are made. NOVAGOLD assumes no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law.

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